                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1999, (99-4), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1999 to October 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of November, 1999.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                        Z21, Z39, Z47, Z54, Z62
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS A CERTIFICATES
--------------------

 (1a)  Amount available( including Monthly Servicing Fee)                             12,682,567.49
                                                                                     --------------

  (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                     --------------

  (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
       Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
       Remittance Date                                                                12,682,567.49
                                                                                     --------------

  (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                     --------------

A.   Interest

  (2)  Aggregate  interest

       a. Class A-1 Remittance Rate (5.247%)                                                 5.247%
                                                                                     --------------
       b. Class A-1 Interest                                                              40,458.78        1.83903545
                                                                                     --------------      ------------
       c. Class A-2 Remittance Rate (5.97%)                                                   5.97%
                                                                                     --------------
       d. Class A-2 Interest                                                             208,950.00        4.97500000
                                                                                     --------------      ------------
       e. Class A-3 Remittance Rate (6.47%)                                                   6.47%
                                                                                     --------------
       f. Class A-3 Interest                                                             318,108.33        5.39166661
                                                                                     --------------      ------------
       g. Class A-4 Remittance Rate (6.64%)                                                   6.64%
                                                                                     --------------
       h. Class A-4 Interest                                                             229,633.33        5.53333325
                                                                                     --------------      ------------
       i. Class A-5 Remittance Rate (6.97%)                                                   6.97%
                                                                                     --------------
       j. Class A-5 Interest                                                             592,450.00        5.80833333
                                                                                     --------------      ------------
       k. Class A-6 Remittance Rate (7.26%)                                                   7.26%
                                                                                     --------------
       l. Class A-6 Interest                                                             130,075.00        6.05000000
                                                                                     --------------      ------------
       m. Class A-7 Remittance Rate (7.41%)                                                   7.41%
                                                                                     --------------
       n. Class A-7 Interest                                                             389,025.00        6.17500000
                                                                                     --------------      ------------
       o. Class A-8 Remittance Rate 7.70%,(unless
          the Weighted Average Contract Rate is less than 7.70%)                              7.70%
                                                                                     --------------
       p. Class A-8 Interest                                                             474,833.33        6.41666662
                                                                                     --------------      ------------
       q. Class A-9 Remittance Rate 7.02%,(unless
          the Weighted Average Contract Rate is less than 7.02%)                              7.02%
                                                                                     --------------
       r. Class A-9 Interest                                                           2,269,830.19        5.67457548
                                                                                     --------------      ------------
    (3)   Amount applied to:

       a. Unpaid Class A Interest Shortfall                                                    0.00                 0
                                                                                     --------------      ------------
    (4)   Remaining:

       a. Unpaid Class A Interest Shortfall                                                    0.00                 0
                                                                                     --------------      ------------
B.   Principal

  (5)  Formula Principal Distribution  Amount                                          5,172,078.60               N/A
                                                                                     --------------      ------------
       a. Scheduled Principal                                                          1,049,354.50               N/A
                                                                                     --------------      ------------
       b. Principal Prepayments                                                        4,106,745.17               N/A
                                                                                     --------------      ------------
       c. Liquidated Contracts                                                           100,193.47               N/A
                                                                                     --------------      ------------
       d. Repurchases                                                                          0.00               N/A
                                                                                     --------------      ------------
       e. Current Month Advanced Principal                                             1,019,742.11               N/A
                                                                                     --------------      ------------
       f.  Prior Month Advanced Principal                                             (1,103,956.65)              N/A
                                                                                     --------------      ------------
  (6)  Pool Scheduled Principal Balance                                              971,105,833.59
                                                                                     --------------
 (6b)  Adjusted Pool Principal Balance                                               970,086,091.48      970.08609148
                                                                                     --------------      ------------
 (6c)  Pool Factor                                                                       0.97008609
                                                                                     --------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                        Z21, Z39, Z47, Z54, Z62
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 2

  (7)  Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                0.00
                                                                                     --------------
  (8)  Class A Percentage for such Remittance Date                                           91.03%
                                                                                     --------------
  (9)  Class A Percentage for the following  Remittance Date                                 90.98%
                                                                                     --------------
 (10)  Class A Principal Distribution:

       a. Class A-1                                                                    2,664,654.89      121.12067682
                                                                                     --------------      ------------
       b. Class A-2                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       c. Class A-3                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       d. Class A-4                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       e. Class A-5                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       g. Class A-6                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       h. Class A-7                                                                            0.00        0.00000000
                                                                                     --------------      ------------
       I.  Class A-8                                                                           0.00        0.00000000
                                                                                     --------------      ------------
       j.  Class A-9                                                                   2,507,423.71        6.26855928
                                                                                     --------------      ------------
 (11)  Class A-1 Principal Balance                                                     6,588,354.33      299.47065136
                                                                                     --------------      ------------
(11a)  Class A-1 Pool Factor                                                            0.29947065
                                                                                     --------------
 (12)  Class A-2 Principal Balance                                                    42,000,000.00      1000.0000000
                                                                                     --------------      ------------
(12a)  Class A-2 Pool Factor                                                             1.00000000
                                                                                     --------------
 (13)  Class A-3 Principal Balance                                                    59,000,000.00      1000.0000000
                                                                                     --------------      ------------
(13a)  Class A-3 Pool Factor                                                             1.00000000
                                                                                     --------------
 (14)  Class A-4 Principal Balance                                                    41,500,000.00      1000.0000000
                                                                                     --------------      ------------
(14a)  Class A-4 Pool Factor                                                             1.00000000
                                                                                     --------------
 (15)  Class A-5 Principal Balance                                                   102,000,000.00      1000.0000000
                                                                                     --------------      ------------
(15a)  Class A-5 Pool Factor                                                             1.00000000
                                                                                     --------------
 (16)  Class A-6 Principal Balance                                                    21,500,000.00      1000.0000000
                                                                                     --------------      ------------
(16a)  Class A-6 Pool Factor                                                             1.00000000
                                                                                     --------------
 (17)  Class A-7 Principal Balance                                                    63,000,000.00      1000.0000000
                                                                                     --------------      ------------
(17a)  Class A-7 Pool Factor                                                             1.00000000
                                                                                     --------------
 (18)  Class A-8 Principal Balance                                                    74,000,000.00      1000.0000000
                                                                                     --------------      ------------
(18a)  Class A-8 Pool Factor                                                             1.00000000
                                                                                     --------------
 (19)  Class A-9 Principal Balance                                                   385,497,737.15       963.7443429
                                                                                     --------------      ------------
(19a)  Class A-9 Pool Factor                                                             0.96374434
                                                                                     --------------
 (18)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance Date                                               0.00
                                                                                     --------------
 (19)  Additional Principal Distribution Amount
                                                                                     --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

 (20)  31-59 days                                                                      8,977,779.54                       240
                                                                                     --------------      --------------------
 (21)  60 days or more                                                                 7,338,725.09                       178
                                                                                     --------------      --------------------
 (22) Current Month Repossessions                                                        802,980.48                        29
                                                                                     --------------      --------------------
 (23)  Repossession Inventory                                                          1,123,069.25                        39
                                                                                     --------------      --------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                        Z21, Z39, Z47, Z54, Z62
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 3

Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2003.)

 (24)  Average Sixty - Day Delinquency Ratio Test

       (a) Sixty - Day Delinquency Ratio for current Remittance Date                                             0.87%
                                                                                                         -------------
       (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 4.5%)                                                                                  0.49%
                                                                                                         -------------
 (25)  Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for  current Remittance Date
           (as a percentage of Cut-off Date Pool Principal Balance;
           may not exceed 5.5% from April 1, 2003 to March 31, 2004,
           7.0% from April 1, 2004 to March 31, 2005; 9.0% from
           April 1, 2005 to March 31, 2006 and 10.5% thereafter)                                                 0.00%
                                                                                                         -------------
 (26)  Current Realized Losses Test

       (a) Current Realized Losses for current Remittance Date                                               17,229.80
                                                                                                         -------------
       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
           preceding Remittance and for current Remittance Date;
           may not exceed 2.75%)                                                                                 0.01%
                                                                                                         -------------

 (27)  Class M-1, M-2, Principal Balance Test

       (a) The sum of Class M-1, M2 Principal Balance and Class B Principal Balance
           (before distributions on current Remittance Date)  divided by
           Pool Scheduled Principal Balance as of preceding Remittance Date
           is greater than 24.375%                                                                               17.94%
                                                                                                         -------------
       (b) The sum of Class  M-2 Principal Balance and Class B Principal Balance
           (before distributions on current Remittance Date)  divided by
           Pool Scheduled Principal Balance as of preceding Remittance Date
           is greater than 16.50%                                                                               12.56%
                                                                                                         -------------
 (28)  Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions on current
           Remittance Date) as of such Remittance date is greater than $16,000,000.00                    87,500,000.00
                                                                                                         -------------
       (b) Class B Principal Balance (before distributions on current
           Remittance Date) divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is equal to or greater than 12.00%.                                   8.97%
                                                                                                         -------------


                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 4

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS M-1 CERTIFICATES
----------------------

 (29)  Amount available (including Monthly Servicing Fee)                             2,857,124.93
                                                                                     -------------
A.   Interest

 (30)  Aggregate interest

       (a) Class M-1 Remittance Rate 7.60%, unless the
           Weighted Average Contract Rate is less than 7.60%)                                7.60%
                                                                                     -------------
       (b) Class M-1 Interest                                                           332,500.00          6.33333333
                                                                                     -------------       -------------
       (c) Interest on Class M-1 Adjusted Principal Balance                                   0.00
                                                                                     -------------
 (31)  Amount applied to Class M-1 Interest Deficiency Amount                                 0.00
                                                                                     -------------
 (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                                  0.00
                                                                                     -------------
 (33)  Amount applied to:

       a. Unpaid Class M-1 Interest Shortfall                                                 0.00                   0
                                                                                     -------------       -------------
 (34)  Remaining:

       a. Unpaid Class M-1 Interest Shortfall                                                 0.00                   0
                                                                                     -------------       -------------
B.   Principal

 (35)  Formula Principal Distribution  Amount                                                 0.00                 N/A
                                                                                     -------------       -------------
       a. Scheduled Principal                                                                 0.00                 N/A
                                                                                     -------------       -------------
       b. Principal Prepayments                                                               0.00                 N/A
                                                                                     -------------       -------------
       c. Liquidated Contracts                                                                0.00                 N/A
                                                                                     -------------       -------------
       d. Repurchases                                                                         0.00                 N/A
                                                                                     -------------       -------------
 (36)  Class M-1 Principal Balance                                                   52,500,000.00       1000.00000000
                                                                                     -------------       -------------
(36a)  Class M-1 Pool Factor                                                            1.00000000
                                                                                     -------------
 (37)  Class M-1 Percentage for such Remittance Date                                         0.00%
                                                                                     -------------
 (38)  Class M-1 Principal Distribution:

       a. Class M-1 (current)                                                                 0.00          0.00000000
                                                                                     -------------       -------------
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                             0.00
                                                                                     -------------
 (40)  Class M-1 Percentage for the following Remittance Date                                0.00%
                                                                                     -------------
 (41)  Class M-1 Liquidation Loss Interest

       (a) Class M-1 Liquidation Loss Amount                                                  0.00
                                                                                     -------------
       (b) Amount applied to Class M-1
           Liquidation Loss Interest Amount                                                   0.00
                                                                                     -------------
       (c) Remaining Class M-1 Liquidation Loss
           Interest Amount                                                                    0.00
                                                                                     -------------
       (d) Amount applied to Unpaid Class M-1
           Loss Interest Shortfall                                                            0.00
                                                                                     -------------
       (e) Remaining Unpaid Class M-1
           Liquidation Loss Interest Shortfalls                                               0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 5

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS M-2 CERTIFICATES
----------------------

 (42)  Amount available (including Monthly Servicing Fee)                             2,524,624.93
                                                                                     -------------
 (43)  Aggregate interest

       (a) Class M-2 Remittance Rate 7.96%, unless the
           Weighted Average Contract Rate is less than 7.96%)                                7.96%
                                                                                     -------------
       (b) Class M-2 Interest                                                           232,166.67          6.63333343
                                                                                     -------------       -------------
       (c) Interest on Class M-2 Adjusted Principal Balance                                   0.00
                                                                                     -------------
 (44)  Amount applied to Class M-2 Interest Deficiency Amount                                 0.00
                                                                                     -------------
 (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                                  0.00
                                                                                     -------------
 (46)  Amount applied to:

       a. Unpaid Class M-2 Interest Shortfall                                                 0.00                   0
                                                                                     -------------       -------------
 (47)  Remaining:

       a. Unpaid Class M-2 Interest Shortfall                                                 0.00                   0
                                                                                     -------------       -------------
B.   Principal

 (48)  Formula Principal Distribution  Amount                                                 0.00                 N/A
                                                                                     -------------       -------------
       a. Scheduled Principal                                                                 0.00                 N/A
                                                                                     -------------       -------------
       b. Principal Prepayments                                                               0.00                 N/A
                                                                                     -------------       -------------
       c. Liquidated Contracts                                                                0.00                 N/A
                                                                                     -------------       -------------
       d. Repurchases                                                                         0.00                 N/A
                                                                                     -------------       -------------
 (49)  Class M-2 Principal Balance                                                   35,000,000.00       1000.00000000
                                                                                     -------------       -------------
(49a)  Class M-2 Pool Factor                                                            1.00000000
                                                                                     -------------
 (50)  Class M-2 Percentage for such Remittance Date                                         0.00%
                                                                                     -------------
 (51)  Class M-2  Principal Distribution:

       a. Class M-2 (current)                                                                 0.00          0.00000000
                                                                                     -------------       -------------
       b. Unpaid Class M-2 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
 (52)  Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                             0.00
                                                                                     -------------
 (53)  Class M-2 Percentage for the following Remittance Date                                0.00%
                                                                                     -------------
 (54)  Class M-2 Liquidation Loss Interest

       (a) Class M-2 Liquidation Loss Amount                                                  0.00
                                                                                     -------------
       (b) Amount applied to Class M-2
           Liquidation Loss Interest Amount                                                   0.00
                                                                                     -------------
       (c) Remaining Class M-2 Liquidation Loss
           Interest Amount                                                                    0.00
                                                                                     -------------
       (d) Amount applied to Unpaid Class M-2
           Loss Interest Shortfall                                                            0.00
                                                                                     -------------
       (e) Remaining Unpaid Class M-2
           Liquidation Loss Interest Shortfalls                                               0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 6

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS BI CERTIFICATES
---------------------

  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1 Distribution
       Amount (including Monthly Servicing Fee)                                       2,292,458.26
                                                                                     -------------
  (2)  Class B-1 Adjusted Principal Balance                                                   0.00
                                                                                     -------------
  (3)  Class B-1 Remittance Rate  (8.75%
       unless Weighted Average Contract Rate
       is below 8.75%)                                                                       8.75%
                                                                                     -------------
  (4)  Interest on Class B-1 Adjusted Principal Balance                                       0.00
                                                                                     -------------
  (3)  Aggregate Class B1 Interest                                                      236,979.17       7.29166677
                                                                                     -------------       ----------
  (4)  Amount applied to Unpaid
       Class B1 Interest Shortfall                                                            0.00             0.00
                                                                                     -------------       ----------
  (5)  Remaining Unpaid Class B1
       Interest Shortfall                                                                     0.00             0.00
                                                                                     -------------       ----------
  (6)  Amount applied to Class B-1
       Interest Deficiency Amount                                                             0.00
                                                                                     -------------
  (7)  Remaining Unpaid Class B-1
       Interest Deficiency Amount                                                             0.00
                                                                                     -------------
  (8)  Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                               0.00
                                                                                     -------------
 (8a)  Class B Percentage for such Remittance Date                                            0.00
                                                                                     -------------
  (9)  Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                   0.00       0.00000000
                                                                                     -------------       ----------
(10a)  Class B1 Principal Shortfall                                                           0.00
                                                                                     -------------
(10b)  Unpaid Class B1 Principal Shortfall                                                    0.00
                                                                                     -------------
 (11)  Class B Principal Balance                                                     87,500,000.00
                                                                                     -------------
 (12)  Class B1 Principal Balance                                                    32,500,000.00
                                                                                     -------------
(12a)  Class B1 Pool Factor                                                             1.00000000
                                                                                     -------------
 (13)  Class B-1 Liquidation Loss Interest

       (a) Class B-1 Liquidation Loss Amount                                                  0.00
                                                                                     -------------
       (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                       0.00
                                                                                     -------------
       (c) Remaining Class B-1 Liquidation Loss Interest Amount                               0.00
                                                                                     -------------
       (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall             0.00
                                                                                     -------------
       (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                     0.00
                                                                                     -------------


                                                                  SERIES 1999-4
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                      TRUST ACCOUNT  #3337595-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 7

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS B2 CERTIFICATES
---------------------

 (14)  Remaining Amount Available                                                     2,055,479.09
                                                                                     -------------
 (15)  Class B-2 Remittance Rate ( 8.75%
       unless Weighted Average Contract
       Rate is less than 8.75%)                                                              8.75%
                                                                                     -------------
 (16)  Aggregate Class B2 Interest                                                      401,041.67       7.29166673
                                                                                     -------------       ----------
 (17)  Amount applied to Unpaid
       Class B2 Interest Shortfall                                                            0.00             0.00
                                                                                     -------------       ----------
 (18)  Remaining Unpaid Class B2
       Interest Shortfall                                                                     0.00             0.00
                                                                                     -------------       ----------
 (19)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                                               0.00
                                                                                     -------------
 (20)  Class B2 Principal Liquidation Loss Amount                                             0.00
                                                                                     -------------
 (21)  Class B2 Principal (zero until class B1
       paid down: thereafter, Class B Percentage
       of formula Principal Distribution Amount)                                              0.00       0.00000000
                                                                                     -------------       ----------
 (22)  Guarantee Payment                                                                      0.00
                                                                                     -------------
 (23)  Class B2 Principal Balance                                                    55,000,000.00
                                                                                     -------------
(23a)  Class B2 Pool Factor                                                             1.00000000
                                                                                     -------------
 (24)  Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green Tree
       Financial Servicing Corporation is not the Servicer;
       deducted from funds remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class B-2  Distribution
       Amount, if the Company or Green Tree Financial Servicing Corp.
       is the Servicer)                                                                 406,817.55
                                                                                     -------------
 (25)  Class B-3I Guarantee Fee                                                       1,247,619.87
                                                                                     -------------
 (26)  Class B-3I Distribution Amount                                                         0.00
                                                                                     -------------
 (27)  Class B-3I Formula Distribution Amount (all Excess
       Interest plus Unpaid Class B-3I Shortfall)                                             0.00
                                                                                     -------------
 (28)  Class B-3I Distribution Amount (remaining Amount Available)                            0.00
                                                                                     -------------
 (29)  Class B-3I Shortfall (26-27)                                                           0.00
                                                                                     -------------
 (30)  Unpaid Class B-3I Shortfall                                                            0.00
                                                                                     -------------
 (31)  Class M-1 Interest Deficiency on such Remittance Date                                  0.00
                                                                                     -------------
 (32)  Class B-1 Interest Deficiency on such Remittance Date                                  0.00
                                                                                     -------------
 (33)  Repossessed Contracts                                                            802,980.48
                                                                                     -------------
 (34)  Repossessed Contracts Remaining in Inventory                                   1,123,069.25
                                                                                     -------------
 (35)  Weighted Average Contract Rate                                                      9.73451
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.